UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Your Vote Counts! ALASKA AIR GROUP, INC. ALASKA AIR GROUP, INC. P.O. BOX 68947 SEATTLE, WA 98168 You invested in ALASKA AIR GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2021. Vote Virtually at the Meeting* May 6, 2021 1:00 PM Pacific Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/alk2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.   Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.   D40971-P49835  2021 Annual Meeting Vote by May 5, 2021 11:59 PM ET. For shares held in a Plan, vote by May 3, 2021 11:59 PM ET.   For complete information and to vote, visit www.ProxyVote.com  Control #

Vote at www.ProxyVote.com  Board Recommends  Voting Items  1. Election of Directors to One-Year Terms  Nominees:  1a. Patricia M. Bedient  For  1b. James A. Beer  For  1c. Raymond L. Conner  For  1d. Daniel K. Elwell  For  1e. Dhiren R. Fonseca  For  1f. Kathleen T. Hogan  For  1g. Jessie J. Knight, Jr.  For  1h. Susan J. Li  For  1i. Benito Minicucci  For  1j. Helvi K. Sandvik  For  1k. J. Kenneth Thompson  For  1l. Bradley D. Tilden  For  1m. Eric K. Yeaman  For  2. Approve (on an advisory basis) the compensation of the Company’s Named Executive Officers. For  3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2021.  For  4. Approve the amendment and restatement of the Company’s 2016 Performance Incentive Plan.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D40972-P49835 THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.